EXHIBIT 32

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

In connection with the quarterly report on Form 10-QSB of Milk Bottle Cards Inc. (Registrant), as filed with the Securities and Exchange Commission (the Report), I, Nicole Milkovich, Chief Executive Officer, Chief Financial Officer and
Principal Accounting Officer of Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) this quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  the information  contained in this quarterly report fairly presents in
          all  material  respects,   the  financial  condition  and  results  of
          operations of Registrant.

September 11, 2006             Milk Bottle Cards, Inc., Registrant


                                   /s/ Nicole Milkovich
                                   -----------------------------------
                               By: Nicole Milkovich, President,
                                   CEO, Secretary, Treasurer, CFO,
                                   Principal Accounting Officer and
                                   Sole Director